Income tax	9 Months Ended
Sep. 30, 2022
Income tax [Abstract]
Income tax
6. Income tax

An income tax credit is recognized at an amount determined by multiplying the loss before taxation for the interim reporting period by the Group’s best estimate of the estimated annual income tax credit rate expected for the full financial year, adjusted for the tax effect of certain items recognized in full in the interim period. As such, the effective tax credit rate in the interim financial statements may differ from the Group’s estimate of the effective tax credit rate for the annual financial statements.

The Group’s consolidated estimated effective tax credit rate for the nine months ended September 30, 2022 was 24.0% (for the nine months ended September 30, 2021: 9.5%). During the nine months ended September 30, 2022, the Company recorded a tax credit of £5,050,000 related to its research and development tax credits in the United Kingdom and the income tax obligations of its operating companies in the U.S. and the Republic of Ireland, which generate profit for tax purposes.

A deferred tax asset of £3,860,000 has been recognized as of September 30, 2022 (December 31, 2021: £2,575,000) representing unused tax credits and capitalized research and development costs carried forward for one of the Group’s subsidiaries, Immunocore LLC, following a periodic assessment of all available and applicable information, including its forecasts of costs and future profitability and the resulting ability to utilise the recognized deferred tax assets over a short period of time.